UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

DUKE ENERGY CORPORATION

(formerly Duke Energy Holding Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Subsequent to Duke Energy’s February 5, 2008 news release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2007, certain matters have arisen that impact the financial results for these periods.  These matters represent the settlement of an outstanding litigation proceeding, and an adjustment recorded by Crescent Resources, in which Duke Energy has an effective 50% investment, resulting in deferred recognition until 2008 of gains from sales of certain real estate holdings.  Duke Energy now anticipates reported diluted earnings per share (“EPS”) for the fourth quarter and full year 2007 to be $0.19 and $1.18, respectively, and ongoing diluted EPS for the fourth quarter and full year 2007 to be $0.25 and $1.24, respectively.

Non-GAAP Financial Measure

Duke Energy’s management uses ongoing diluted EPS, which is a non-GAAP financial measure as it represents diluted EPS from continuing operations, adjusted for the impact of special items, as a measure to evaluate operations of the company.  Special items represent certain charges and credits, which management believes will not be recurring on a regular basis. Management believes that the presentation of ongoing diluted EPS provides useful information to investors, as it allows them to more accurately compare the company’s ongoing performance across periods.  Ongoing diluted EPS is also used as a basis for employee incentive bonuses.  The most directly comparable GAAP measure for ongoing diluted EPS is reported diluted EPS from continuing operations, which includes the impact of special items. A reconciliation of ongoing to reported diluted EPS amounts is included as Exhibits 99.1 and 99.2.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The form of phantom stock and performance share awards for the 2008 long-term incentive program are attached as Exhibits 10.1 and 10.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Phantom Stock Award Agreement
10.2	Form of Performance Share Award Agreement
99.1	Reconciliation of Ongoing to Reported Diluted EPS Fourth Quarter 2007
99.2	Reconciliation of Ongoing to Reported Diluted EPS Full Year 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 22, 2008	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Phantom Stock Award Agreement

10.2	Form of Performance Share Award Agreement

99.1	Reconciliation of Ongoing to Reported Diluted EPS Fourth Quarter 2007

99.2	Reconciliation of Ongoing to Reported Diluted EPS Full Year 2007